UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 17, 2011 BioMarin Pharmaceutical Inc. (the “Company”) announced financial results for its fourth quarter and year ended December 31, 2010. The Company’s press release issued on February 17, 2011 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In its press release the Company included net income for the three months and full year ended December 31, 2009 and December 31, 2010 and financial guidance for the year ending December 31, 2011, are presented both as determined in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and on a non-GAAP basis. The non-GAAP income for the three months and full year ended December 31, 2009 and December 31, 2010 is calculated in accordance with GAAP, but excludes non-cash stock compensation expense and certain nonrecurring material items. The financial guidance for the year ending December 31, 2011 is based on Earnings Before Interest, Taxes Depreciation and Amortization (EBITDA) adjusted to exclude non-cash stock compensation expense, contingent consideration expense and certain nonrecurring material items (Adjusted EBITDA). Beginning in 2011, the non-GAAP Adjusted EBITDA measure will be utilized, which is more aligned with management’s internal goal setting process. The reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures are included in the press release attached hereto as Exhibit 99.1.

The Company believes this non-GAAP information is useful to investors taken in conjunction with the Company’s GAAP information because it provides additional information regarding the performance of the Company’s core ongoing business, Naglazyme, Kuvan, Aldurazyme and Firdapse and development of its pipeline. By provided information about both the overall GAAP financial performance and the non-GAAP measures that focus on continuing operations, the Company believes that the additional information enhances investors’ overall understanding of the Company’s business and prospects for the future. Further, the Company uses both GAAP and non-GAAP results and expectations internally for its operating, budgeting and financial purposes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit 99.1	Press Release of the Company dated February 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation
(Registrant)

Date February 17, 2011	/s/ Jeffrey H. Cooper
Jeffrey H. Cooper Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of the Registrant dated February 17, 2011.